Appendix A

WELLS FARGO FUNDS TRUST

ADMINISTRATION AGREEMENT

Overview of Fee Structure

The Fund Level administration fee breakpoints listed below are calculated on the total net assets of each Fund.

Fees for Funds Trust Multi-Class Funds

Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (Other than Asset Allocation Fund)	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.26%	First 5B Next 5B Over 10B	0.31% 0.30% 0.29%
Administrator Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class and Class R4	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.32%	First 5B Next 5B Over 10B	0.37% 0.36% 0.35%
R6 Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.03%	First 5B Next 5B Over 10B	0.08% 0.07% 0.06%
Absolute Return Fund	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A and Class C	N/A		0.26%	0.26%
Administrator Class	N/A		0.10%	0.10%
Institutional Class	N/A		0.08%	0.08%
Class R6	N/A		0.03%	0.03%
Asset Allocation Fund	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.26%	First 5B Next 5B Over 10B	0.36% 0.34% 0.32%
Administrator Class	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.10%	First 5B Next 5B Over 10B	0.20% 0.18% 0.16%
Institutional Class	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.08%	First 5B Next 5B Over 10B	0.18% 0.16% 0.14%
Multi-Class Fixed Income (Non-Money Market) Funds and Classes	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.16%	First 5B Next 5B Over 10B	0.21% 0.20% 0.19%
Administrator Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class and Class R4	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.19%	First 5B Next 5B Over 10B	0.24% 0.23% 0.22%
Class R6	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.03%	First 5B Next 5B Over 10B	0.08% 0.07% 0.06%
Multi-Class Money Market Funds and Classes	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B and Class C	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.22%	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%
Administrator Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.25%	First 5B Next 5B Over 10B	0.30% 0.29% 0.28%
Service Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.12%	First 5B Next 5B Over 10B	0.17% 0.16% 0.15%
Select Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.04%	First 5B Next 5B Over 10B	0.09% 0.08% 0.07%
Sweep Class and Daily Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.22%	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%

Fees for Funds Trust Single Class Funds

Single Class Non-Money Market/Non-Fixed Income Funds	Total Admin. Fee
Retail Class and WealthBuilder unnamed Class	First 5B Next 5B Over 10B	0.31% 0.30% 0.29%
Administrator Class	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.38% 0.37% 0.36%
Single Class Fixed Income (Non-Money Market) Funds	Total Admin. Fee
Retail Class	First 5B Next 5B Over 10B	0.21% 0.20% 0.19%
Administrator Class	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.24% 0.23% 0.22%
Single Class Money Market Funds	Total Admin. Fee
Retail Class	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%
Service Class	First 5B Next 5B Over 10B	0.17% 0.16% 0.15%
Institutional Class	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.30% 0.29% 0.28%

Appendix A amended:  August 13, 2014

Schedule A to Appendix A

Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Total Breakpoint Administration Fees
	First 5B	Next 5B	Over 10B
Absolute Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.26% 0.26% 0.03% 0.10% 0.08%	0.26% 0.26% 0.03% 0.10% 0.08%	0.26% 0.26% 0.03% 0.10% 0.08%
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
Alternative Strategies Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.36% 0.36% 0.36% 0.36% 0.20% 0.18%	0.34% 0.34% 0.34% 0.34% 0.18% 0.16%	0.32% 0.32% 0.32% 0.32% 0.16% 0.14%
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.13% 0.11%
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.13% 0.08% 0.15% 0.13% 0.37%	0.30% 0.30% 0.12% 0.07% 0.14% 0.12% 0.36%	0.29% 0.29% 0.11% 0.06% 0.13% 0.11% 0.35%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
Colorado Tax-Free Fund Class A Class C Administrator Class	0.21% 0.21% 0.15%	0.20% 0.20% 0.14%	0.19% 0.19% 0.13%
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.08% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.07% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.06% 0.13% 0.11% 0.35%
Conservative Income Fund Institutional Class	0.13%	0.12%	0.11%
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.21% 0.13% 0.08% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.20% 0.12% 0.07% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.19% 0.11% 0.06% 0.13% 0.11% 0.22%
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.08% 0.15% 0.13% 0.37%	0.30% 0.30% 0.07% 0.14% 0.12% 0.36%	0.29% 0.29% 0.06% 0.13% 0.11% 0.35%
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified Equity Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Diversified Income Builder Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.31% 0.31% 0.31% 0.31% 0.13% 0.08% 0.15% 0.37%	0.30% 0.30% 0.30% 0.30% 0.12% 0.07% 0.14% 0.36%	0.29% 0.29% 0.29% 0.29% 0.11% 0.06% 0.13% 0.35%
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.31% 0.31% 0.31% 0.31% 0.13% 0.08% 0.15% 0.37%	0.30% 0.30% 0.30% 0/30% 0.12% 0.07% 0.14% 0.36%	0.29% 0.29% 0.29% 0.29% 0.11% 0.06% 0.13% 0.35%
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.31% 0.31% 0.13% 0.08% 0.15% 0.37%	0.30% 0.30% 0.12% 0.07% 0.14% 0.36%	0.29% 0.29% 0.11% 0.06% 0.13% 0.35%
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.31% 0.31% 0.31% 0.31% 0.13% 0.08% 0.15% 0.37%	0.30% 0.30% 0.30% 0.30% 0.12% 0.07% 0.14% 0.36%	0.29% 0.29% 0.29% 0.29% 0.11% 0.06% 0.13% 0.35%
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.31% 0.31% 0.13% 0.08% 0.15% 0.37%	0.30% 0.30% 0.12% 0.07% 0.14% 0.36%	0.29% 0.29% 0.11% 0.06% 0.13% 0.35%
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.31% 0.31% 0.31% 0.31% 0.13% 0.08% 0.15% 0.37%	0.30% 0.30% 0.30% 0.30% 0.12% 0.07% 0.14% 0.36%	0.29% 0.29% 0.29% 0.29% 0.11% 0.06% 0.13% 0.35%
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.31% 0.31% 0.13% 0.08% 0.15% 0.37%	0.30% 0.30% 0.12% 0.07% 0.14% 0.36%	0.29% 0.29% 0.11% 0.06% 0.13% 0.35%
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.31% 0.31% 0.31% 0.31% 0.13% 0.08% 0.15% 0.37%	0.30% 0.30% 0.30% 0.30% 0.12% 0.07% 0.14% 0.36%	0.29% 0.29% 0.29% 0.29% 0.11% 0.06% 0.13% 0.35%
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.31% 0.31% 0.13% 0.08% 0.15% 0.37%	0.30% 0.30% 0.12% 0.07% 0.14% 0.36%	0.29% 0.29% 0.11% 0.06% 0.13% 0.35%
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.31% 0.31% 0.31% 0.13% 0.08% 0.15% 0.37%	0.30% 0.30% 0.30% 0.12% 0.07% 0.14% 0.36%	0.29% 0.29% 0.29% 0.11% 0.06% 0.13% 0.35%
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.31% 0.31% 0.13% 0.08% 0.15% 0.37%	0.30% 0.30% 0.12% 0.07% 0.14% 0.36%	0.29% 0.29% 0.11% 0.06% 0.13% 0.35%
Dow Jones Target 2060 Fund[1] Class A Class C Class R Class R4 Class R6 Administrator Class	0.31% 0.31% 0.31% 0.13% 0.08% 0.15%	0.30% 0.30% 0.30% 0.12% 0.07% 0.14%	0.29% 0.29% 0.29% 0.11% 0.06% 0.13%
Dynamic Target Today Fund[2] Class A Class C Class R Class R4 Class R6	0.31% 0.31% 0.31% 0.13% 0.08%	0.30% 0.30% 0.30% 0.12% 0.07%	0.29% 0.29% 0.29% 0.11% 0.06%
Dynamic Target 2015 Fund[3] Class A Class C Class R Class R4 Class R6	0.31% 0.31% 0.31% 0.13% 0.08%	0.30% 0.30% 0.30% 0.12% 0.07%	0.29% 0.29% 0.29% 0.11% 0.06%
Dynamic Target 2020 Fund[4] Class A Class C Class R Class R4 Class R6	0.31% 0.31% 0.31% 0.13% 0.08%	0.30% 0.30% 0.30% 0.12% 0.07%	0.29% 0.29% 0.29% 0.11% 0.06%
Dynamic Target 2025 Fund[5] Class A Class C Class R Class R4 Class R6	0.31% 0.31% 0.31% 0.13% 0.08%	0.30% 0.30% 0.30% 0.12% 0.07%	0.29% 0.29% 0.29% 0.11% 0.06%
Dynamic Target 2030 Fund[6] Class A Class C Class R Class R4 Class R6	0.31% 0.31% 0.31% 0.13% 0.08%	0.30% 0.30% 0.30% 0.12% 0.07%	0.29% 0.29% 0.29% 0.11% 0.06%
Dynamic Target 2035 Fund[7] Class A Class C Class R Class R4 Class R6	0.31% 0.31% 0.31% 0.13% 0.08%	0.30% 0.30% 0.30% 0.12% 0.07%	0.29% 0.29% 0.29% 0.11% 0.06%
Dynamic Target 2040 Fund[8] Class A Class C Class R Class R4 Class R6	0.31% 0.31% 0.31% 0.13% 0.08%	0.30% 0.30% 0.30% 0.12% 0.07%	0.29% 0.29% 0.29% 0.11% 0.06%
Dynamic Target 2045 Fund[9] Class A Class C Class R Class R4 Class R6	0.31% 0.31% 0.31% 0.13% 0.08%	0.30% 0.30% 0.30% 0.12% 0.07%	0.29% 0.29% 0.29% 0.11% 0.06%
Dynamic Target 2050 Fund[10] Class A Class C Class R Class R4 Class R6	0.31% 0.31% 0.31% 0.13% 0.08%	0.30% 0.30% 0.30% 0.12% 0.07%	0.29% 0.29% 0.29% 0.11% 0.06%
Dynamic Target 2055 Fund[11] Class A Class C Class R Class R4 Class R6	0.31% 0.31% 0.31% 0.13% 0.08%	0.30% 0.30% 0.30% 0.12% 0.07%	0.29% 0.29% 0.29% 0.11% 0.06%
Dynamic Target 2060 Fund[12] Class A Class C Class R Class R4 Class R6	0.31% 0.31% 0.31% 0.13% 0.08%	0.30% 0.30% 0.30% 0.12% 0.07%	0.29% 0.29% 0.29% 0.11% 0.06%
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.08% 0.15% 0.13%	0.30% 0.30% 0.30% 0.07% 0.14% 0.12%	0.29% 0.29% 0.29% 0.06% 0.13% 0.11%
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Emerging Markets Equity Select Fund Class A Class C Class R6 Administrator Class Institutional Class	0.31% 0.31% 0.08% 0.15% 0.13%	0.30% 0.30% 0.07% 0.14% 0.12%	0.29% 0.29% 0.06% 0.13% 0.11%
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.13% 0.11%
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.08% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.07% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.06% 0.13% 0.11% 0.35%
Global Long/Short Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Government Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Growth Balanced Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.13% 0.11%
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Index Fund Class A Class B Class C Administrator Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.37%	0.30% 0.30% 0.30% 0.14% 0.36%	0.29% 0.29% 0.29% 0.13% 0.35%
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
International Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6	0.21% 0.21% 0.21% 0.15% 0.13% 0.08%	0.20% 0.20% 0.20% 0.14% 0.12% 0.07%	0.19% 0.19% 0.19% 0.13% 0.11% 0.06%
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
International Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.13% 0.08% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.12% 0.07% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.11% 0.06% 0.13% 0.11%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.13% 0.08% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.12% 0.07% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.11% 0.06% 0.13% 0.11% 0.35%
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Managed Account CoreBuilder Shares Series M	0.00%	0.00%	0.00%
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.21% 0.21% 0.15%	0.20% 0.20% 0.14%	0.19% 0.19% 0.13%
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.27% 0.27% 0.27% 0.27% 0.30% 0.17%	0.26% 0.26% 0.26% 0.26% 0.29% 0.16%	0.25% 0.25% 0.25% 0.25% 0.28% 0.15%
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.15% 0.13% 0.17%	0.14% 0.12% 0.16%	0.13% 0.11% 0.15%
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.27% 0.13% 0.30% 0.17% 0.27%	0.26% 0.12% 0.29% 0.16% 0.26%	0.25% 0.11% 0.28% 0.15% 0.25%
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%	0.20% 0.20% 0.12%	0.19% 0.19% 0.11%
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.21% 0.21% 0.21% 0.13%	0.20% 0.20% 0.20% 0.12%	0.19% 0.19% 0.19% 0.11%
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.13% 0.08% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.12% 0.07% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.11% 0.06% 0.13% 0.11% 0.35%
Real Return Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.15% 0.13%	0.20% 0.20% 0.20% 0.07% 0.14% 0.12%	0.19% 0.19% 0.19% 0.06% 0.13% 0.11%
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.21% 0.21% 0.13% 0.24%	0.20% 0.20% 0.12% 0.23%	0.19% 0.19% 0.11% 0.22%
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Small Cap Opportunities Fund Administrator Class Institutional Class	0.15% 0.13%	0.14% 0.12%	0.13% 0.11%
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.08% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.07% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.06% 0.13% 0.11% 0.35%
Small Company Growth Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.08% 0.15% 0.13%	0.30% 0.30% 0.30% 0.07% 0.14% 0.12%	0.29% 0.29% 0.29% 0.06% 0.13% 0.11%
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.37%	0.30% 0.30% 0.30% 0.14% 0.36%	0.29% 0.29% 0.29% 0.13% 0.35%
Special Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.08% 0.15% 0.13% 0.37%	0.30% 0.30% 0.07% 0.14% 0.12% 0.36%	0.29% 0.29% 0.06% 0.13% 0.11% 0.35%
Special Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.08% 0.15% 0.13%	0.30% 0.30% 0.30% 0.07% 0.14% 0.12%	0.29% 0.29% 0.29% 0.06% 0.13% 0.11%
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.13% 0.11%
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Treasury Plus Money Market Fund Class A Institutional Class Administrator Class Service Class Sweep Class	0.27% 0.13% 0.15% 0.17% 0.27%	0.26% 0.12% 0.14% 0.16% 0.26%	0.25% 0.11% 0.13% 0.15% 0.25%
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
WealthBuilderConservative Allocation Portfolio	0.31%	0.30%	0.29%
WealthBuilderEquity Portfolio	0.31%	0.30%	0.29%
WealthBuilderGrowth Allocation Portfolio	0.31%	0.30%	0.29%
WealthBuilderGrowth Balanced Portfolio	0.31%	0.30%	0.29%
WealthBuilderModerate Balanced Portfolio	0.31%	0.30%	0.29%
WealthBuilderTactical Equity Portfolio	0.31%	0.30%	0.29%
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.21% 0.21% 0.24%	0.20% 0.20% 0.23%	0.19% 0.19% 0.22%
100% Treasury Money Market Fund Class A Administrative Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%

Most recent annual approval by the Board of Trustees:  June 1, 2014

Schedule A to Appendix A amended:  March 26, 2015

1. On February 19, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dow Jones Target 2060 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

2. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target Today Fund.  The Fund is expected to commence operations in the third quarter of 2015.

3. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2015 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

4. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2020 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

5. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2025 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

6. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2030 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

7. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2035 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

8. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2040 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

9. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2045 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

10. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2050 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

11. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2055 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

12. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2060 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
The foregoing fee schedule is agreed to as of March 26, 2015 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

            C. David Messman

            Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

            Paul Haast

    Senior Vice President